EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
Supplement to Prospectus dated March 1, 2012

1.   The following replaces “Management” under “Fund Summaries – Eaton Vance Tax-Managed Small-Cap Value Fund”:

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers.  The Portfolio is managed by a team comprised of:

Gregory R. Greene, Vice President of BMR, Co-Director of Fox Asset Management LLC (“Fox”) and Team Leader, has co-managed the Portfolio since 2006.

J. Bradley Ohlmuller, Vice President of BMR and Equity Portfolio Manager of Fox, has co-managed the Portfolio since 2005.

Robert J. Milmore, Vice President of BMR and Equity Portfolio Manager of Fox, has co-managed the Portfolio since 2006.

2.  The following replaces the second and third paragraph in “Tax-Managed Small-Cap Value Portfolio” under “Management and Organization”:

Prior to March 19, 2012, BMR delegated the investment management of the Portfolio to Fox, a wholly-owned affiliate of Eaton Vance Corp. pursuant to a sub-advisory agreement.  Fox is located at 1040 Broad Street, Suite 203, Shrewsbury, NJ  07702.  BMR paid Fox a portion of the advisory fee for sub-advisory services provided to the Portfolio.  For the fiscal year ended October 31, 2011, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 1.00%.

Tax-Managed Small-Cap Value Portfolio is managed by a team of three portfolio managers led by Gregory R. Greene.  Mr. Greene has served as a portfolio manager since March 2006.  Mr. Greene is a Vice President of BMR since March 2012, Co-Director of Fox and is a member of the Fox Investment Committee, manages other investment portfolios and has been employed by Fox for more than five years.  Other members of the team are J. Bradley Ohlmuller and Robert J. Milmore, who both manage other Eaton Vance portfolios.  Mr. Ohlmuller has served as a portfolio manager since November 2005, is a Vice President of BMR since March 2012, an Equity Portfolio Manager of Fox and member of the Fox Investment Committee and has been employed by Fox for more than five years.  Mr. Milmore has served as a portfolio manager since September 2006, is a Vice President of BMR since March 2012, an Equity Portfolio Manager of Fox and has been a member of its Research Group since November 2005 and a member of the Fox Investment Committee since October 2006 and has been employed by Fox for more than five years.

March 22, 2012	5716-3/12 TMCOMBPS

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
Supplement to Statement of Additional Information dated March 1, 2012

1.  The following replaces the first paragraph in “Investment Advisory Services” under “Investment Advisory and Administrative Services”:

Investment Advisory Services.  The investment adviser manages the investments and affairs of each Portfolio and Tax-Managed Global Dividend Income Fund and provides related office facilities and personnel subject to the supervision of the Trust, in the case of a Fund, or a Portfolio’s Board of Trustees.  The investment adviser (or, in the case of Tax-Managed International Equity Fund, the sub-adviser) furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each Portfolio and Tax-Managed Global Dividend Income Fund and what portion, if any, of the Portfolio's and Tax-Managed Global Dividend Income Fund’s assets will be held uninvested.  Each Investment Advisory Agreement and the Sub-Advisory Agreement requires the investment adviser or sub-adviser, as the case may be, to pay the salaries and fees of all officers and Trustees who are members of the investment adviser's or sub-adviser's organization and all personnel of the investment adviser or sub-adviser performing service relating to research and investment activities.

2.  “Appendix H:  Fox Asset Management Proxy Voting Policy” is removed.

March 22, 2012